Exhibit 10(i)

CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors of
Massachusetts Mutual Life Insurance Company

        We consent to the use in this Post Effective Amendment No. 20 to Registration Statement No. 2-75413 on Form N-4 of our reports dated February 15, 2001 on the Variable Annuity Fund 4 and Flex Annuity IV (Qualified) Segments of the Massachusetts Mutual Variable Annuity Separate Account 1 and the Flex Annuity IV (Non-Qualified) Segment of the Massachusetts Mutual Variable Annuity Separate Account 2, and of our report dated February 8, 2001 on Massachusetts Mutual Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America) appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading “Experts” in such Statement of Additional Information.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 25, 2001